UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2025

GOPRO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36514	77-0629474
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
3025 Clearview Way, San Mateo, CA 94402
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 332-7600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001	GPRO	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Compensatory Arrangements of Certain Officers
To contribute to GoPro, Inc.'s (“the Company”) efforts to reduce its operating expenses for 2025, Nicholas Woodman, the Company’s Chief Executive Officer, volunteered to waive his salary for the remainder of the year ending December 31, 2025 (the “Salary Waiver”). Therefore, in connection with the Salary Waiver, Mr. Woodman and the Company entered into a Waiver Agreement (the “Waiver Agreement”), effective as of March 19, 2025. The parties agreed as follows: (a) that the Salary Waiver shall not constitute “Good Reason” or “CIC Good Reason,” each as defined in the Employment Letter to Nicholas Woodman dated June 2, 2014 and filed as Exhibit 10.16 to the Company’s Form S-1/A filed with the SEC on June 11, 2014, and any application of “Good Reason” or “CIC Good Reason” shall not consider the decrease in Mr. Woodman’s base salary for the remainder of the year ending December 31, 2025; (b) the Salary Waiver is expected to have adverse effects on Mr. Woodman’s participation in certain benefit plans, which shall not constitute “Good Reason” or “CIC Good Reason”; and (c) Mr. Woodman has no expectation or entitlement to a true-up, gross-up or similar payment to compensate him for the Salary Waiver. The foregoing description of the Waiver Agreement is not complete and is qualified in its entirety by reference to the full text of the Waiver Agreement, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Note on Forward-looking Statements
This Current Report on Form 8-K may contain projections or other forward-looking statements within the meaning Section 27A of the Private Securities Litigation Reform Act. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements related to expected savings as a result of the Waiver Agreement and the timing to recognize any such savings. These forward-looking statements are based on the Company’s current expectations and inherently involve significant risks and uncertainties. The Company’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to cost reduction efforts. A further description of the risks and uncertainties relating to the business of the Company is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission (the “SEC”) on March 17, 2025, and the Company’s subsequent current reports filed with the SEC. The Company undertakes no duty or obligation to update any forward-looking statements contained herein as a result of new information, future events or changes in its expectations.

Exhibit Number	Description of Document
10.1	Waiver Agreement dated March 19, 2025 by and between Nicholas Woodman and GoPro, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GoPro, Inc.
(Registrant)

Dated:	March 25, 2025	By: /s/ Eve T. Saltman
Eve T. Saltman Chief Legal Officer & Secretary, SVP, Corporate & Business Development, and Chief Compliance Officer